                                                                    EXHIBIT 10.4



                                   iMALL, INC.
                      WARRANT FOR THE PURCHASE OF SHARES OF
                           COMMON STOCK OF iMALL, INC.
                                  ISSUE DATE ,


WARRANT NO. W-1                                      [5,000,000]* WARRANT SHARES

     THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                  FOR VALUE RECEIVED, iMALL, INC., a Nevada corporation (the "Company"), hereby certifies that First Data Merchant Services Corporation, a Florida corporation, its successor or permitted assigns (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of the fully paid and non-assessable shares of Common Stock of the Company, par value $.008 per share (the "Common Stock"), equal to the Warrant Share Amount (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined).

                  SECTION 1. Definitions. (a) The following terms, as used herein, have the following meanings:

                  "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

                  "Articles of Incorporation" means the Articles of Incorporation, as amended, of the Company.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.



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*    The actual number shall be subject to anti-dilution adjustment as provided in Section 8.1(c) of the Investment Agreement.

                  "Closing Price" on any day means: (1) if the shares of Common Stock then are listed and traded on a national securities exchange, the closing price on such day as reported by such national securities exchange on which the shares of Common Stock are listed and traded; (2) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of The National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or (3) if the shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

                  "Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

                  "Common Stock" shall have the meaning set forth in the first paragraph hereof.

                  "Company" shall have the meaning set forth in the first paragraph hereof.

                  "Convertible Securities" shall have the meaning set forth in
Section 7(d).

                  "Determination Date" shall have the meaning set forth in
Section 7(f).

                  "Exercise Price" means a price per Warrant Share equal to $[17.00]**.

                  "Expiration Date" means 5:00 p.m., New York City time on October 30, 2003.

                  "Fair Market Value" as at any date of determination means, as to shares of the Common Stock, if the Common Stock is publicly traded at such time, the average of the daily Closing Prices of a share of Common Stock for the ten (10) consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than the Common Stock, Fair Market Value shall be determined in good faith by an independent nationally recognized investment banking firm selected by the Company and acceptable to the Holder and which shall have no other substantial relationship with the Company.



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**       Subject to anti-dilution adjustment as provided in Section 8.1(c) of the Investment Agreement.



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

                  "Holder" shall have the meaning set forth in the first paragraph hereof.

                  "Options" shall have the meaning set forth in Section 7(d).

                  "Person" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "Warrant Share Amount" means [5,000,000 (Five Million)]*** shares of Common Stock as such number may be adjusted pursuant to Sections 7 and 9.

                  "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

                  SECTION 2. Exercise of Warrant. (a) Subject to the terms of
Section 8, the Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the number of Warrant Shares equal to the Warrant Share Amount (or, in the case of a partial exercise of this Warrant, a ratable number of such shares), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

                  (b) At the option of the Holder, the Exercise Price may be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. If the Holder requests the Company to permit a cashless exercise of the Warrant as provided for below in this paragraph (b) and the Company consents to such cashless exercise,



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***   The actual number shall be subject to anti-dilution adjustment as provided in Section 8.1(c) of the Investment Agreement.

then the Exercise Price may be paid in whole or in part by reducing the number of shares of Common Stock issuable to the Holder by a number of shares of Common Stock that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (so that the net number of shares of Common Stock issued in respect of such exercise shall equal the number of shares of Common Stock that would have been issuable had the Exercise Price been paid entirely in cash, less a number of shares of Common Stock with a Fair Market Value equal to the portion of the Exercise Price paid in kind). The Company shall pay any and all documentary, or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the issue or delivery of Warrants or Warrant Shares (or other securities or assets) in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such transfer tax or has established, to the satisfaction of the Company, that such transfer tax has been paid.

                  (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to Section 6 as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

                  (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall, subject to the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5, subject to any required withholding.

                  SECTION 3. Restrictive Legend. Each certificate representing shares of Common Stock issued pursuant to this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant.

                  SECTION 4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. The Company hereby represents and agrees that all such



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

shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive or similar rights, except to the extent imposed by or as a result of the status, act or omission of, the Holder.

                  SECTION 5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof; provided, however, that, in the event that the Company combines or reclassifies the outstanding shares of its Common Stock into a smaller number of shares, it shall be required to issue fractional shares to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares in accordance with this Section 5.

                  SECTION 6. Transfer, Exchange or Assignment of Warrant. (a) Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

                  (b) Subject to the terms of the Investment Agreement, dated as of October 30, 1998, between the Company and First Data Merchant Services Corporation, the Stockholders Agreement, dated as of October 30, 1998, among the Company, First Data Merchant Services Corporation, Richard M. Rosenblatt, Mark
R. Comer and Craig R. Pickering, and the requirements of state and federal securities laws, the Holder shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons; provided, however, that unless such transfer is pursuant to an effective registration statement under the Securities Act, as a condition to any such transfer the Company shall be entitled to receive an opinion of counsel that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and any applicable qualification requirements of any state securities laws. Purported transfers in violation hereof shall be void. Subject to the first sentence of this Section 6(b), upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

                  (c) Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification or security reasonably required by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

                  (d) The Company shall pay all expenses, documentary or similar issue taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                  SECTION 7. Anti-Dilution Provisions. So long as any Warrants are outstanding, the Warrant Share Amount shall be subject to change or adjustment as follows:

                  (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares, or
(iii) combine the outstanding shares of its Common Stock into a smaller number of shares (which in the case of this clause (iii) shall not in any event be done without the express written approval of Holders of a majority of the outstanding Warrants, which approval shall not be unreasonably withheld), then in each such case the Warrant Share Amount shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. An adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification or similar transaction affecting the capital stock of the Company pursuant to a transaction not the subject of
Section 9 below, this Warrant shall thereafter be exercisable for the number of shares of capital stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or other transaction, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of capital stock or other securities or property thereafter deliverable upon the exercise of this Warrant. An adjustment made pursuant to this Section 7(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of its capital stock (other than Common Stock), or other debt or equity securities or evidences of indebtedness of the Company, or options, rights or warrants to purchase any of such securities, cash or other assets, then in each such case the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per



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

share of Common Stock at the record date for determining shareholders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, other assets or evidences of indebtedness so distributed applicable to one share of Common Stock. An adjustment made pursuant to this
Section 7(c) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (d) Below Market Issuances of Common Stock and Convertible Securities. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of (A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus, (z) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided, however, that no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof. Notwithstanding anything herein to the contrary,
(1) no further adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock pursuant to (x) the exercise of any Options or
(y) the conversion or exchange of any Convertible Securities, if in each case the adjustment in the Warrant Share Amount was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued, and
(2) no adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock upon the exercise of any Options existing on the original issue date hereof, without regard to the exercise price thereof. An adjustment made pursuant to this Section 7(d) shall become effective immediately after such Common Stock, Options or Convertible Securities are sold. This Warrant and all Warrants of like tenor shall be deemed not to be Options or Convertible Securities.

                  (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and
(ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of
(A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus
(y) the difference between (1) the aggregate Fair Market Value of such preferred stock (or other security) and (2) the aggregate consideration received by the Company for such preferred stock (or other security). An adjustment made pursuant to this Section 7(e) shall become effective immediately after such preferred stock (or other security) is sold.

                  (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer, private purchase or otherwise, any shares of Common Stock (or any Options or Convertible Securities) at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of
(i) the date of such repurchase, (ii) the commencement of an offer to repurchase, or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (1) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and (2) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the sum of
(1) the aggregate consideration paid by the Company in connection with such repurchase and (2) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.



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

                  (g) Above Market Repurchases of Preferred Stock or Other Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer, private purchase or otherwise, any shares of non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities), at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the difference between
(1) the aggregate consideration paid by the Company in connection with such repurchase and (2) the aggregate Fair Market Value of such preferred stock (or other security).

                  (h) Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 7 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, upon the written request of the Holder, the Company shall determine what adjustments, if any, are required to be made to the Exercise Price and/or the Warrant Share Amount on a basis consistent with the essential intent and principles established herein as a result of such event in order to preserve the purchase rights represented by this Warrant, which determination shall be made in good faith by the Board of Directors of the Company.

                  (i) Readjustment of Warrant Share Amount. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 7), or (ii) any Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (i)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph i)).



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                  (j) Exercise Price Adjustment. Upon each adjustment of the
Warrant Share Amount pursuant to this Section 7, the Exercise Price shall thereafter be equal to an adjusted Exercise Price determined (to the nearest cent) by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Share Amount in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Share Amount in effect immediately after such adjustment.

                  (k) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  (l) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

                  (m) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (1) such adjustments and readjustments and (2) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

                  (n) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 7, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

                  (o) Notice of Adjustment. Upon the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 7, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal executive office and with its stock transfer agent or its warrant agent, if any, an officers' certificate showing the adjusted Warrant Share Amount determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president, chief financial officer or secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any Holder of a Warrant executed and delivered pursuant to Section 6(b) and the Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder or any such Holder.

                  (p) Payments in Lieu of Adjustment. The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 7(c) otherwise required thereof, on (but not prior to) the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this Section 7(p) by delivering to the Company a written notice of such exercise simultaneously with its notice of exercise of this Warrant.

                  SECTION 8. Redemption. (a) Subject to the other provisions of this Section 8, the Warrant may be redeemed, at the option of the Company, at any time at a redemption price equal to 0.266 shares of Common Stock (subject to adjustment as provided in paragraph (f) of this Section 8) per Warrant Share if, and only if, the Closing Price of a share of Common Stock for at least twenty
(20) out of thirty (30) consecutive trading days ending not more than thirty
(30) calendar days preceding the date on which notice of redemption is first given to the Holder shall have been at least $25.50 (subject to adjustment as provided in paragraph (f) of this Section 8; such amount, as so adjusted, being hereinafter referred to as the "Target Price").

                  (b) If the Company is entitled to redeem this Warrant pursuant to paragraph (a) of this Section 8 and desires to effect such redemption, it shall furnish (in accordance with Section

11) a notice of redemption to the Holder at least ninety (90) calendar days before the date fixed for redemption.

                  (c) The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where this Warrant shall be delivered and the redemption price paid and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the date fixed for redemption.

                  (d) Any right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the date fixed for redemption.

                  (e) If the Warrant has not been exercised prior to the date fixed for redemption, then on such date the Company shall deliver or cause to be delivered to or upon the written order of the Holder the shares of Common Stock constituting the redemption price. No surrender of this Warrant shall be required, which on and after the date fixed for redemption shall confer on the Holder no rights except the right to receive the redemption price.

                  (f) If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock by one or more stock dividends or a stock split or a reverse stock split, the Target Price and the redemption price per Warrant Share shall be proportionately adjusted to reflect such event.

                  (g) If, prior to the termination of exercisability of this Warrant pursuant to paragraph (d) of this Section, the Holder is not entitled to exercise all or any portion of this Warrant due to its failure to receive any third party approval or the existence of any injunction or regulatory restraint prohibiting such exercise (including, without limitation, any required clearance under the Hart-Scott-Rodino Antitrust Improvements Act), the date fixed for redemption shall automatically be deemed to be extended to a date that is the later of (i) the date fixed for redemption in the notice of redemption and (ii) the fifteenth business day following the receipt of such approval or the lifting or elimination of such injunction or restraint. The Holder and the Company shall use reasonable best efforts to obtain all such approvals and to cause any such injunctions or restraints to be lifted or eliminated as soon as practicable.

                  (h) In the event the Holder exercises this Warrant after receipt of a notice of redemption sent pursuant to Section 8(b), then the Company shall make a payment (the "Lost Interest Payment") to compensate the Holder on an after-tax basis for the loss of the time value of money with respect to the aggregate income tax payable by the Holder as a result of the exercise of this Warrant prior to the Expiration Date. The Lost Interest Payment (including, without limitation, the amount needed to compensate the Holder on an after-tax basis) shall be calculated based on the following terms and assumptions (as well as any others upon which the Holder and the Company shall reasonably agree):

                  (i) it shall be assumed that all income realized by the Holder is subject to federal, and all applicable state, local and other, taxation at the highest marginal rates in effect for the taxable year or period during which the exercise occurs;

                  (ii) a 7% per annum interest rate (compounded quarterly) shall be used;

                  (iii) the calculation shall be based on the period from and including the date of exercise of this Warrant through and including the Expiration Date; and

                  (iv) the same amount of income would have been recognized if this Warrant had been exercised on the Expiration Date rather than on the date of exercise after receipt of a notice of redemption sent pursuant to Section 8(b).

If, prior to the Expiration Date, the Holder shall sell or otherwise dispose of (in a taxable transaction) all or a portion of the shares of Common Stock received upon an exercise after receipt of a notice of redemption sent pursuant to Section 8(b), then the Holder shall refund to the Company the allocable portion of the Lost Interest Payment.

                  SECTION 9. Consolidation, Merger or Sale or Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such securities, cash and other property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

                  SECTION 10. Notices. Any notice, demand or delivery required or permitted by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

         If to the Company:         iMall, Inc.
                                    233 Wilshire Boulevard
                                    Santa Monica, California  90401
                                    Attention:  Richard M. Rosenblatt
                                    Facsimile:  (310) 309-4100


         with a copy to:   Latham & Watkins
                                    633 West Fifth Street, Suite 4000
                                    Los Angeles, CA  90071
                                    Attention:  Brian G. Cartwright, Esq.
                                    Facsimile:  (213) 891-8763

         If to the Holder:          First Data Merchant Services Corporation
                                    6200 South Quebec Street
                                    Englewood, Colorado  80111
                                    Attention:  President
                                    Facsimile:  (303) 488-8705

                                            -and-

                                    First Data Merchant Services Corporation
                                    6200 South Quebec Street
                                    Englewood, Colorado  80111
                                    Attention:  General Counsel
                                    Facsimile:  (303) 889-6566

         with a copy to:   Sidley & Austin
                                    One First National Plaza
                                    Chicago, IL  60603
                                    Attention:  Frederick C. Lowinger, Esq.
                                    Facsimile:  (312) 853-7036

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy, or (ii) if given by any other means, when received at the address specified herein.

                  SECTION 11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company, except as may be specifically provided for herein.

                  SECTION 12. Governing Law. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the internal laws of the State of Nevada and the performance thereof shall be governed and enforced in accordance with such laws.

                  SECTION 13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 14. Interpretation. When a reference is made in this Warrant to a Section, such reference shall be to a Section of this Warrant unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Warrant, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant. The definitions contained in this Warrant are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a person are also to its permitted successors and assigns and, in the case of an individual, to his heirs and estate, as applicable. If the Holder represents more than one Person, then wherever in this Warrant there is contemplated any authorization, direction or other action by the Holder such authorization, direction or other action shall be deemed to have been effected if the holders of Warrants (or portions of this Warrant) covering a majority of the Warrant Shares approve in writing such authorization, direction or other action.

                  IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the date first above written.


                                        iMALL, INC.


                                        By:_____________________________________
                                           Name:  Richard M. Rosenblatt
                                 Title:    Chairman and Chief Executive Officer
ATTEST:


By:_______________________________
   Name:   Anthony P. Mazzarella
   Title:  Executive Vice President, Secretary/Treasurer
           and Chief Financial Officer



ACKNOWLEDGED AND AGREED:


FIRST DATA MERCHANT SERVICES CORPORATION


By:_______________________________
   Name:   Richard E. Aiello
   Title:  Senior Vice President

                       WARRANT EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of the Warrant
                 after delivery of the Warrant Exercise Notice)

To: iMall, Inc.

         The undersigned irrevocably exercises the Warrant for the purchase of __________ shares (the "Shares") of Common Stock, par value $.008 per share ("Common Stock"), of iMall, Inc. (the "Company") at an exercise price of $_______ per Share and herewith makes payment of $__________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check or, if permitted by the terms of paragraph (b) of Section 2 of the Warrant, by the reduction of the number of shares of Common Stock that otherwise would be issued upon this exercise by the number of shares of Common Stock that have a value equal to such exercise price), all on the terms and conditions specified in this Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

 Date: _________, ____.

                                        ________________________________________
                                        (Name - Please Print)

                                        ________________________________________
                                        (Signature of Owner)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:


Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:


Please insert social security or identifying number:


Name:


Street Address:


City, State and Zip Code:

                             WARRANT ASSIGNMENT FORM



FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto (the "Assignee"), _________________________________________________________
                         (please type or print in block letters)
________________________________________________________________________________
                                                            (insert address)
its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



Signature: _____________________________________